Indebtedness and Derivative Financial Instruments	12 Months Ended
Dec. 31, 2012
Indebtedness and Derivative Financial Instruments
Indebtedness and Derivative Financial Instruments

8.    Indebtedness and Derivative Financial Instruments

            Our mortgages and other indebtedness, excluding the impact of derivative instruments, consist of the following as of December 31:

	2012	2011
Fixed-Rate Debt:
Mortgages and other notes, including $101,104 and $54,250 net premiums, respectively. Weighted average interest and maturity of 5.85% and 4.4 years at December 31, 2012.	$7,677,204	$5,566,600
Unsecured notes, including $38,847 and $29,178 net discounts, respectively. Weighted average interest and maturity of 5.09% and 7.1 years at December 31, 2012.	13,400,154	10,640,775

Total Fixed-Rate Debt	21,077,358	16,207,375
Variable-Rate Debt:
Mortgages and other notes, at face value. Weighted average interest and maturity of 2.57% and 1.5 years at December 31, 2012.	442,152	1,286,401
Credit Facility (see below)	1,593,497	952,664

Total Variable-Rate Debt	2,035,649	2,239,065

Total Mortgages and Other Indebtedness	$23,113,007	$18,446,440

            General.    Our unsecured debt agreements contain financial covenants and other non-financial covenants. If we were to fail to comply with these covenants, after the expiration of the applicable cure periods, the debt maturity could be accelerated or other remedies could be sought by the lender including adjustments to the applicable interest rate. As of December 31, 2012, we are in compliance with all covenants of our unsecured debt.

            At December 31, 2012, we or our subsidiaries were the borrowers under 78 non-recourse mortgage notes secured by mortgages on 78 properties, including seven separate pools of cross-defaulted and cross-collateralized mortgages encumbering a total of 27 properties. Under these cross-default provisions, a default under any mortgage included in the cross-defaulted pool may constitute a default under all mortgages within that pool and may lead to acceleration of the indebtedness due on each property within the pool. Certain of our secured debt instruments contain financial and other non-financial covenants which are specific to the properties which serve as collateral for that debt. If the borrower fails to comply with these covenants, the lender could accelerate the debt and enforce its right against their collateral. At December 31, 2012, the applicable borrowers under these non-recourse mortgage notes were in compliance with all covenants where non-compliance could individually, or giving effect to applicable cross-default provisions in the aggregate, have a material adverse effect on our financial condition, results of operations or cash flows.

Unsecured Debt

            At December 31, 2012, our unsecured debt consisted of $13.4 billion of senior unsecured notes of the Operating Partnership, $1.3 billion outstanding under our $4.0 billion unsecured revolving credit facility, or Credit Facility, and $259.2 million outstanding under our $2.0 billion supplemental unsecured revolving credit facility, or Supplemental Facility. The December 31, 2012 balance on the Credit Facility included $1.2 billion (U.S. dollar equivalent) of Euro-denominated borrowings and the entire balance on the Supplemental Facility on such date consisted of Yen-denominated borrowings, both of which are designated as net investment hedges of a portion of our international investments.

            On December 31, 2012, we had an aggregate available borrowing capacity of $4.4 billion under the two credit facilities. The maximum outstanding balance of the credit facilities during the year ended December 31, 2012 was $3.1 billion and the weighted average outstanding balance was $1.9 billion. Letters of credit of $45.2 million were outstanding under the Credit Facility as of December 31, 2012.

            The Credit Facility's initial borrowing capacity of $4.0 billion can be increased at our sole option to $5.0 billion during its term. The Credit Facility will initially mature on October 30, 2015 and can be extended for an additional year at our sole option. The base interest rate on the Credit Facility is LIBOR plus 100 basis points with an additional facility fee of 15 basis points. In addition, the Credit Facility provides for a money market competitive bid option program that allows us to hold auctions to achieve lower pricing for short-term borrowings. The Credit Facility also includes a $2.0 billion multi-currency tranche.

            On June 1, 2012, we entered into the Supplemental Facility with an initial borrowing capacity of $2.0 billion which can be increased at our sole option to $2.5 billion during its term. The Supplemental Facility will initially mature on June 30, 2016 and can be extended for an additional year at our sole option. The base interest rate on the Supplemental Facility is LIBOR plus 100 basis points with an additional facility fee of 15 basis points. Like the Credit Facility, the Supplemental Facility provides for a money market competitive bid option program and allows for multi-currency borrowings. During the second quarter of 2012, we moved $285.0 million (U.S. dollar equivalent) of Yen-denominated borrowings from the Credit Facility to the Supplemental Facility.

            On March 13, 2012, the Operating Partnership issued $600.0 million of senior unsecured notes at a fixed interest rate of 2.15% with a maturity date of September 2017, $600.0 million of senior unsecured notes at a fixed interest rate of 3.375% with a maturity date of March 2022, and $550.0 million of senior unsecured notes at a fixed interest rate of 4.75% with a maturity date of March 2042. Proceeds from the unsecured notes offerings were used to fund a portion of the cost of the acquisition of our equity stake in Klépierre and the Mills transaction.

            On December 17, 2012, the Operating Partnership issued $750.0 million of senior unsecured notes at a fixed interest rate of 1.50% with a maturity date of February 2018 and $500.0 million of senior unsecured notes at a fixed interest rate of 2.75% with a maturity date of February 2023. Proceeds from the unsecured notes offerings were used to pay down borrowings on the Credit Facility and fund general working capital requirements.

            During 2012, we redeemed at par $231.0 million of senior unsecured notes with fixed rates ranging from 5.75% to 6.88%.

            On November 1, 2011, we entered into a $900.0 million unsecured term loan. We drew $160.0 million on the term loan in the first quarter of 2012. In the second quarter of 2012, we repaid the outstanding balance in full and terminated the term loan.

Secured Debt

            Total secured indebtedness was $8.0 billion and $6.8 billion at December 31, 2012 and 2011, respectively. During 2012, we repaid $536.2 million in mortgage loans with a weighted average interest rate of 3.95%, unencumbering 19 properties, and repaid the outstanding balance of a $735.0 million secured term loan in full.

            As a result of the acquisition of additional interests in properties in the Mills transaction in March 2012, as further discussed in Note 7, we consolidated nine properties encumbered by property-level mortgage debt totaling $2.6 billion. This property-level mortgage debt was previously presented as debt of our unconsolidated entities. We and our joint venture partner had equal ownership in these properties prior to the transaction.

Debt Maturity and Other

            Our scheduled principal repayments on indebtedness as of December 31, 2012 are as follows:

2013	$821,637
2014	2,337,975
2015	2,098,028
2016	5,642,023
2017	3,281,808
Thereafter	8,869,279

Total principal maturities	23,050,750
Net unamortized debt premium	62,257

Total mortgages and other indebtedness	$23,113,007

            Our cash paid for interest in each period, net of any amounts capitalized, was as follows:

	For the Year Ended December 31,
	2012	2011	2010
Cash paid for interest	$1,122,223	$979,436	$1,015,989

Derivative Financial Instruments

            Our exposure to market risk due to changes in interest rates primarily relates to our long-term debt obligations. We manage exposure to interest rate market risk through our risk management strategy by a combination of interest rate protection agreements to effectively fix or cap a portion of variable rate debt. We are also exposed to foreign currency risk on financings of certain foreign operations. Our intent is to offset gains and losses that occur on the underlying exposures, with gains and losses on the derivative contracts hedging these exposures. We do not enter into either interest rate protection or foreign currency rate protection agreements for speculative purposes.

            We may enter into treasury lock agreements as part of an anticipated debt issuance. Upon completion of the debt issuance, the fair value of these instruments is recorded as part of accumulated other comprehensive income (loss) and is amortized to interest expense over the life of the debt agreement.

            The fair value of our interest rate swap agreements is a net liability balance of $1.5 million and $10.0 million at December 31, 2012 and 2011, respectively, and is included in other liabilities. The interest rate cap agreements were of nominal value at December 31, 2012 and 2011, and we generally do not apply hedge accounting to these arrangements. In addition, the unamortized loss of our treasury locks and terminated hedges recorded in accumulated other comprehensive income (loss) was $78.0 million and $89.7 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012, our outstanding LIBOR based derivative contracts consisted of:

  •
  interest rate cap protection agreements with a notional amount of $442.4 million which mature in July 2013 and June 2014, and

  •
  fixed rate swap agreements with a notional amount of $483.7 million which have a weighted average fixed pay rate of 2.52% and a weighted average variable receive rate of 0.58%.

            Within the next year, we expect to reclassify to earnings approximately $13.2 million of losses related to active and terminated interest rate swaps from the current balance held in accumulated other comprehensive income (loss). The amount of ineffectiveness relating to cash flow hedges recognized in income during the periods presented was not significant.

            Our joint ventures may also enter into interest rate swaps or caps, which are recorded at fair value on the joint venture balance sheets. Included in our accumulated other comprehensive income (loss) as of December 31, 2012 and 2011 is our share of the joint ventures' accumulated derivative losses of $0.4 million and $14.0 million, respectively.

Fair Value of Debt

            The carrying value of our variable-rate mortgages and other loans approximates their fair values. We estimate the fair values of consolidated fixed-rate mortgages using cash flows discounted at current borrowing rates and other indebtedness using cash flows discounted at current market rates. We estimate the fair values of consolidated fixed-rate unsecured notes using quoted market prices, or, if no quoted market prices are available, we use quoted market prices for securities with similar terms and maturities. The book value of our consolidated fixed-rate mortgages and other indebtedness was $21.0 billion and $15.9 billion as of December 31, 2012 and 2011, respectively. The fair values of these financial instruments and the related discount rate assumptions as of December 31 are summarized as follows:

	2012	2011
Fair value of fixed-rate mortgages and other indebtedness	$23,373	$17,905
Weighted average discount rates assumed in calculation of fair value for fixed-rate mortgages	3.24%	3.60%